Exhibit 10.19

Corporate Consulting Agreement

THIS CORPORATE CONSULTING AGREEMENT (the “Agreement”) is made as of the date set forth on the signature page hereto, by and between
CRG Finance A.G., (the “Advisor”), and CIG Wireless Corp. (the “Company”).

WHEREAS, Advisor, by and through its officers, employees, agents, representatives and affiliates, has expertise in the areas of international corporate management, financing, marketing, sales consulting, strategic business planning, enhancing shareholder value, investment structuring, asset acquisition and disposition, and other matters relating to global corporate development; and

WHEREAS, the Company desires to avail itself of the expertise and networks of the Advisor in the aforesaid areas; and

WHEREAS, the Company and the Advisor have previously entered into a corporate development service agreement, dated June 1, 2011 (the “2011 Agreement”) and the parties wish to fully terminate the 2011 Agreement and enter into the present Agreement hereof.

NOW, THEREFORE, in consideration of the foregoing recitals and the covenants and conditions herein set forth, which the parties expressly acknowledge and agree is adequate and sufficient in all respects, the parties hereto agree as follows:

1.         Appointment.

            The Company hereby appoints Advisor to render the advisory and consulting services described herein for the term of this Agreement.

2.         Services.

            (a)        During the term of this Agreement, Advisor shall render to the Company, by and through such of Advisor’s officers, directors, employees, agents, representatives and affiliates as Advisor, in its sole discretion shall designate, consulting and other advisory services (collectively, the “Advisory Services”) in relation to developing strategic plans for inception of operations, corporate management, the operations of the Company, strategic planning, domestic and international marketing and sales, financial advice, including, without limitation, advisory and consulting services in relation to the recommendations of candidates for senior management positions of the Company and its subsidiaries, prospective strategic alliance partners, preparing acquisition growth plans, identifying prospective merger and acquisition candidates, developing value propositions for the Company, analyzing financial implications of potential transactions, advising on negotiations regarding terms and conditions of transactions, outlining and managing due diligence issues and due diligence processes, introductions to prospective customers, selection of investment bankers or other financial advisors or consultants, and advice with respect to the capital structure of the Company, equity participation plans, employee benefit plans and other incentive arrangements for certain key executives of the Company.  All Advisory Services to be rendered hereunder shall be made by Advisor solely on a

Corporate Consulting Agreement

discretionary basis and solely within the scope of its knowledge and abilities. Nothing herein shall be construed to deem Advisor to be acting as a fiduciary to the Company or its shareholders, or as an officer or director of the Company, and nothing herein shall be deemed to grant Advisor any authority to act on behalf of the Company or to supersede the authority of any and all of the officers and directors of the Company.  The officers and directors of the Company shall at all times retain sole authority to accept or decline such advice offered by Advisor and only the officers and directors may bind the Company in respect of any advice given by Advisor.

            (b)        The Company agrees to undertake any and all of its own due diligence with respect to any and all recommendations made by Advisor.  No reliance shall be made upon Advisor as having satisfied separate and independent due diligence obligations of the Company with respect to any and all transactional matters involving the Company.

3.         Fees & Expenses

            (a)        In consideration of the rendering of the Advisory Services contemplated by Section 2(a) hereof, the Company agrees to pay to Advisor the following fees:

            (b)        A monthly Advisory Services fee of $9,500.

            (c)        Any and all requests for Out-of-Pocket Expenses shall require specific pre-approval in writing of a duly authorized officer of the Company prior to Advisor incurring such expenses.  The Company shall, following such pre-approval and at the request of Advisor, upon presentation of reasonable receipts and documentation evidencing Out-of-Pocket Expenses, pay directly, or reimburse Advisor for such previously authorized Out-of-Pocket Expenses.  For the purposes of this Agreement, the term “Out-of-Pocket Expenses” shall mean the pre-approved amounts actually paid or incurred by Advisor in cash in connection with its performance of the Advisory Services, including, without limitation, reasonable (i) fees and disbursements of any independent auditors, outside legal counsel, consultants, third-party investment bankers, financial advisors and other independent professionals, organizations and consultants; (ii) costs of any outside services or independent contractors such as financial printers, couriers, business publications or similar services and (iii) transportation, per diem, telephone calls, word processing expenses or any similar expense not associated with its ordinary operations. All pre-approved reimbursements for Out-of-Pocket Expenses shall be made promptly upon or as soon as practicable after presentation by Advisor to the Company of the statement in connection therewith.

4.         Representations & Warranties of Advisor

a.       In each jurisdiction in which the Advisor will solicit, offer or facilitate the sale of any Company securities: (i) the Advisor is legally registered and in good standing with any and all governmental and/or regulatory authorities to solicit, offer and sell Company securities, or (ii) the Advisor is legally and validly exempt from such registration.

b.      Each individual who will engage in the activities described herein on behalf of the Advisor as a director, officer, employee, or agent of the Advisor is, and will continue to be at all times during the term of this Agreement, (i) registered or licensed as an agent, salesman, salesperson, or sales representative in the jurisdictions from, in, or into which, such individual will be engaging in the activities described herein, and none of such registrations or licenses has expired or been revoked, suspended, terminated, limited, qualified, or conditioned in any respect; or, alternatively, such individual is not and will not be so required to be registered or licensed.

Corporate Consulting Agreement

c.       In connection with the solicitation, offer or sale of any and all securities of the Company, the Advisor will comply fully with all applicable laws, rules and regulation of any and all governmental authorities and regulatory organizations having jurisdiction over the Advisor.

d.      The foregoing representations and warranties continue during the term of this Agreement, and if at any time any event shall occur which could make any of the foregoing incomplete or inaccurate, the Advisor shall promptly notify the Company of the occurrence of such event.

5.         Indemnification

            The Company will indemnify and hold harmless Advisor and its officers, directors, employees, agents, shareholders, attorneys, accountants, representatives and their respective affiliates (each being an “Indemnified Party”) from and against any and all losses, costs, expenses, claims, damages and liabilities (the “Liabilities”) to which such Indemnified Party may become subject under any applicable law, or any claim made by any third party, or otherwise, to the extent they relate to or arise out of the performance of the Advisory Services contemplated by this Agreement or the engagement of Advisor pursuant to, and the performance by Advisor of the Advisory Services contemplated by, this Agreement. The Company will reimburse any Indemnified Party for all reasonable costs and expenses (including reasonable attorneys’ fees and expenses) as they are incurred in connection with the investigation of, preparation for or defense of any pending or threatened claim for which the Indemnified Party would be entitled to indemnification under the terms of the previous sentence, or any action or proceeding arising therefrom, whether or not such Indemnified Party is a party hereto, provided that, subject to the following sentence, the Company shall be entitled to assume the defense thereof at its own expense, with counsel satisfactory to such Indemnified Party in its reasonable judgment. Any Indemnified Party may, at its own expense, retain separate counsel to participate in such defense, and in any action, claim or proceeding in which the Company, on the one hand, and an Indemnified Party, on the other hand, is, or is reasonably likely to become, a party, such Indemnified Party shall have the right to employ separate counsel at the Company’s expense and to control its own defense of such action, claim or proceeding if, in the reasonable opinion of counsel to such Indemnified Party, a conflict or potential conflict exists between the Company, on the one hand, and such Indemnified Party, on the other hand, that would make such separate representation advisable. The Company agrees that it will not, without the prior written consent of the applicable Indemnified Party, settle, compromise or consent to the entry of any judgment in any pending or threatened claim, action or proceeding relating to the matters contemplated hereby (if any Indemnified Party is a party thereto or has been actually threatened to be made a party thereto) unless such settlement, compromise or consent includes an unconditional release of the applicable Indemnified Party and each other Indemnified Party from all liability arising or that may arise out of such claim, action or proceeding. Provided that the Company is not in breach of its indemnification obligations hereunder, no Indemnified Party shall settle or compromise any claim subject to indemnification hereunder without the consent of the Company. The Company will not be liable under the foregoing indemnification provision to the extent that any loss, claim, damage, liability, cost or expense is determined by a court, in a final judgment from which no further appeal may be taken, to have resulted solely from breach of  this Agreement, or the gross negligence or willful misconduct of Advisor. If an Indemnified Party is reimbursed hereunder for any expenses, such reimbursement of expenses shall be refunded to the extent it is finally judicially determined that the Liabilities in question resulted solely from the gross negligence or willful misconduct of Advisor.

Corporate Consulting Agreement

6.         Term

            This Agreement shall be in effect on the date hereof and shall continue until the third anniversary of the date hereof (the “Initial Term”).  This Agreement shall automatically renew on each anniversary thereafter and continue and remain in effect for additional one year periods (each a “Renewal Term”) unless either party gives not less than ninety (90) days’ advance written notice.  This Agreement may be terminated at any time upon mutual consent of the parties.  This Agreement may be terminated by the Company upon determination of (i) any act of fraud or dishonesty, willful misconduct or gross negligence by Advisor in connection with its obligations under this Agreement (ii) breach of any contractual duty of Advisor to the Company under this Agreement.  This Agreement may be terminated by Advisor in the event of any non-performance of the duties and obligations of the Company.  This Agreement may be terminated at any time for any reason by Advisor upon not less than thirty (30) days’ advance written notice to the Company.  Any and all provisions of this Agreement pertaining to any and all outstanding unpaid compensation due and payable to Advisor shall survive termination of this Agreement and the provisions of Sections 5, 7 and 8 and otherwise as the context so requires shall survive the termination of this Agreement.

7.         Other Activities

            Nothing herein shall in any way preclude Advisor or its officers, directors, employees, agents, shareholders, attorneys, accountants, representatives and their respective affiliates from engaging in any and all other business activities or from performing services for its or their own respective account or for the account of others, including for companies that may do business with the Company or have interests which are substantially similar to the business conducted by the Company.  Where Advisor has an ownership interest in any companies or organizations with whom the Company directly engages in business relationships (“Interested Transactions”) Advisor undertakes to disclose such relationships in writing to the corporate governance officer of the Company or another duly authorized officer of the Company.  Nothing herein shall be construed as an undertaking of unique or exclusive services of Advisor solely on behalf of the Company.  The Company expressly waives any and all actual or potential conflicts with respect to Advisor’s past, present or future relationships of any nature or kind with any and all Company officers, directors, shareholders, agents, accountants, counsel or third parties and their respective affiliates with whom Advisor has, or has had, dealings or business relationships of any nature or kind.

Corporate Consulting Agreement

8.         General.

            (a)        No amendment or waiver of any provision of this Agreement, or consent to any departure by either party from any such provision, shall be effective unless the same shall be in writing and signed by the parties to this Agreement, and, in any case, such amendment, waiver or consent shall be effective only in the specific instance and for the specific purpose for which given.

            (b)        This Agreement and the rights of the parties hereunder may not be assigned without the prior written consent of the parties hereto; provided, however, that Advisor may assign or transfer its duties or interests hereunder to a Advisor affiliate at the sole discretion of Advisor.  Subject to the foregoing, this Agreement shall inure to the benefit of, and be binding upon, Advisor and the Company (including any and all present and future subsidiaries of the Company that are not signatories hereto) and their respective successors and assigns.

            (c)        Any and all notices hereunder shall, in the absence of receipted hand delivery, be deemed duly given upon confirmation of receipt or refusal of delivery, if the same shall be sent by registered or certified mail, return receipt requested, or by internationally recognized courier and the mailing date shall be deemed the date from which all time periods pertaining to a date of notice shall run. Notices shall be addressed to the parties at the registered address of record and may be changed upon Notice as provided herein to the other party regarding such change of address.

            (d)       This Agreement shall constitute the entire agreement between the parties with respect to the subject matter hereof, and shall supersede all previous oral and written (and all contemporaneous oral) negotiations, commitments, agreements and understandings relating hereto.  Without limiting the foregoing, this Agreement fully terminates the 2011 Agreement which shall be of no further force or effect whatsoever and each of the parties hereto fully releases and holds harmless the other party thereto in respect of any and all matters pertaining to the 2011 Agreement.

            (e)        All controversies arising out of or in connection with this Agreement shall be finally settled pursuant to binding arbitration under the Rules of Arbitration of the Chamber of Commerce of Zurich by a single arbitrator appointed and conducted in accordance with the Swiss Rules of International Arbitration. The place of arbitration shall be Zurich, Switzerland.  The arbitration shall be conducted in the English language.  The prevailing party in any such arbitration shall be awarded reimbursement of any and all fees, costs, expenses and disbursements incurred with respect to such arbitration and/or the enforcement of this Agreement.  The award of any such arbitration may be entered by any court of competent jurisdiction.  In the event of any doubt regarding the enforceability of the arbitration provisions herein, this Agreement shall be governed by, and enforced in accordance with, the laws of the state of incorporation of the Company (excluding the choice of law principles thereof).  The parties expressly agree that the place and manner of such arbitration is reasonable and neither party shall raise any defense of forum non conveniens or lack of binding jurisdiction of such arbitral forum.

Corporate Consulting Agreement

            (f)        All information provided by the Company to be relied upon by Advisor will be, when and as delivered to Advisor, and on the closing date of all transactions, complete and correct in all material respects and will not knowingly contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements contained therein, in light of the circumstances under which they were made, not misleading.  The Company shall advise Advisor immediately of the occurrence of any event or circumstance that results in any Company document containing untrue statement of a material fact or omitting to state a material fact required to be stated therein or necessary to make the statements contained therein, in light of the circumstances under which they were made, not misleading, and shall furnish to Advisor copies of amended or supplemented documents that correct such statement or omission in such quantities as Advisor may from time to time reasonably request. All financial or other projections of the Company will be prepared in good faith on the basis of reasonable assumptions. The Company acknowledges that Advisor (i) will be using and relying on all Company information without independently verification of the same, (ii) does not assume responsibility for the accuracy or completeness of such information; (iii) will not make any appraisal of any assets of the Company or (iv) will not render any fairness opinions.  Except as otherwise provided herein, nothing herein shall require Advisor to deliver to the Company any reports, memoranda or other documentation of any nature or kind except as determined by Advisor.

            (g)        The Company has full corporate power and authority to execute and deliver this Agreement on behalf of itself and its affiliates and to perform its obligations hereunder, and all consents, authorizations, approvals and orders required in connection with the execution, delivery and performance hereof have been obtained. This Company represents and warrants to the Advisor that the Agreement is a valid and binding obligation of the Company, enforceable in accordance with its terms and that the execution, delivery and performance of this Agreement by the Company and the Advisor will not conflict with, result in a breach of any of the terms or provisions of or constitute a violation or a default under any laws, rules or regulations applicable to the Company and the Advisor pertaining to the subject matter herein or under any material agreement or instrument to which the Company is a party or by which the Company is bound. Nothing herein shall be construed as an undertaking of unique or exclusive services of the Advisor solely on behalf of the Company.  The Company agrees to undertake any and all of its own due diligence with respect to any and all prospective Investors and proposed corporate development activities.  The Company expressly waives any and all actual or potential conflicts with respect to the Primes past, present or future relationships of any nature or kind with any Investors or their respective affiliates.

            (h)        Advisor shall be entitled to fully rely upon all documents and materials provided by the Company as true and correct in all respects and the Company shall indemnify and hold harmless Advisor and its officers, directors, employees and agents for any and all losses incurred by Advisor as a result of any material misstatement or omission in such marketing materials, which losses shall include, without limitation, all fees, costs, expenses and disbursements of counsel defending Advisor against claims for such losses as well as enforcement of this Agreement.  The officers and directors of the Company shall independently review and confirm the validity of all facts in all materials prepared by Advisor.

Corporate Consulting Agreement

            (i)         No advice rendered by Advisor pursuant to this Agreement may be disclosed publicly in any manner without Advisor’s prior written approval, except as may be required by law, regulation or court order but subject to the limitation below.  If the Company is required or reasonably expects to be required to disclose any advice, the Company shall provide Advisor with prompt notice thereof so that Advisor may seek a protective order or other appropriate remedy and take reasonable efforts to assure that all of such advice disclosed will be covered by such order or other remedy.  Whether or not such a protective order or other remedy is obtained, the Company will and will cause its affiliates to disclose only that portion of such advice that the Company is so required to disclose.

            (j)         The Company shall not directly or indirectly or through any third party take any action to circumvent this Agreement or the rights of Advisor set forth herein.  The Company undertakes and promises that it will not circumvent the Advisor by dealing directly with any prospective counterparties introduced by the Advisor to the Company, unless authorized by the Advisor in writing to deal directly with them.

            (k)        If any provision(s) of this Agreement or the application thereof to any person or circumstance shall be invalid or unenforceable to any extent, the remainder of this Agreement and the application of such provisions to other persons or circumstances shall not be affected thereby and shall be enforced to the fullest extent permitted by law.

            (l)         Numbered and titled article and section headings and defined terms are for convenience only and shall not be construed as amplifying or limiting any of the provisions of this Agreement.  This Agreement has been fully negotiated and jointly drafted by the parties and nothing herein shall be construed against either party as the draftsperson thereof.

            (m)       The waiver by any party of any breach of this Agreement shall not operate as or be construed to be a waiver by such party of any subsequent breach.

            (n)        This Agreement may be executed by the parties to this Agreement in separate counterparts, each of which when so executed shall be deemed to be an original and both of which taken together shall constitute one and the same instrument and Agreement.  This Agreement may be executed and delivered via facsimile or any other means of electronic delivery which shall be fully binding upon the parties to the same and full extent as the original exemplar thereof.

            (o)        The Confidentiality Agreement attached hereto as Exhibit A is hereby incorporated herein by reference thereto and Advisor hereby agrees to be bound all terms and conditions of such Confidentiality Agreement.

[Signature Page Follows]

Corporate Consulting Agreement

            IN WITNESS WHEREOF, the parties have caused this Agreement to be executed and delivered as of this March 22 day of 2012 by their respective duly authorized officers or agents as set forth below.

Corporate Advisor:  CRG Finance AG

            By:      /s/ Sergei Stetsenko

                        Name:Sergei Stetsenko

                        Title: President & CEO

Address for Notices: 23 Bahnhofstrasse, 6630 Zug, Switzerland

CIG Wireless Corp.

            By:      /s/Paul McGinn

                        Name:Paul McGinn

                        Title: CEO

                        Address for Notices: 5 Concourse Parkway

    Atlanta GA 30328

CIG WIRELESS CORP.

Confidentiality & Nondisclosure Agreement

This Confidentiality & Nondisclosure Agreement (the "Agreement"), effective as of March 22, 2012 (the "Effective Date"), by and between CIG WIRELESS CORP., a Nevada corporation (“Disclosing Party”), having a principle business address as set forth below, and
Advisor Group Management SA(“Receiving Party”), having the principal address as set forth below, is hereby entered into to protect the Disclosing Party’s Confidential Information (as defined herein).

1.   Definitions and Exclusions. "Party" means each of Disclosing Party or Receiving Party individually and "Parties" means Disclosing Party and Receiving Party collectively. “Confidential Information” means any and all information of, or concerning, the Disclosing Party obtained by the Receiving Party or to which the Receiving Party has direct or indirect access, whether marked as confidential or not, in any and all forms, formats or media, including information obtained from representatives of the Disclosing Party, oral or other transitory means, unless expressly and specifically indicated at the time of disclosure to be non-confidential. Confidential Information shall include but is not limited to: all corporate matters, all business matters and operations (past, present, future, contingent or otherwise), all plans, all negotiations, all legal matters, all regulatory matters, all trade secrets, know-how, computer programs, mathematical formulae, theories, techniques, procedures, processes, strategies, methods, systems, designs, the identity of, and all information concerning, financiers, partners, joint-ventures, alliances, affiliates, customers, suppliers, service providers, consultants, advisers, development models and information, methods and sources, marketing and sales information, all information received from others that the Disclosing Party is obligated to treat as confidential or proprietary, and any and all other information that together with all other available information would be material to the Disclosing Party. Notwithstanding the foregoing, Confidential Information shall exclude information that: (i) was lawfully in the public domain at the time of disclosure; (ii) lawfully becomes part of the public domain after disclosure through no fault of the Receiving Party; (iii) was already in the Receiving Party’s possession free of any confidentiality obligation at the time of disclosure; (iv) was received after disclosure to the Receiving Party from a third party who had a lawful right to disclose such information without any obligation to restrict its further use or disclosure; or (v) was developed by the Receiving Party independently of, and without exposure to, the Disclosing Party’s Confidential Information. All Confidential Information is provided “as is.” Disclosing Party makes no warranties, express, implied or otherwise, regarding the accuracy, completeness or performance or its Confidential Information.

2.   Nature of Obligation and Limited Right to Use. Except as otherwise approved in writing, Receiving Party shall: (a) hold and maintain the Disclosing Party’s Confidential Information in strict confidence, exercising no less than commercially reasonable care to the full extent necessary to assure protection of sensitive material non-public confidential information; (b) not disclose such Confidential Information to any third party unless authorized by the Disclosing Party to do so with such further reasonable action taken for the protection of such Confidential Information; and (c) use the Confidential Information for no purpose other than evaluating or pursuing an investment or other business relationship with the Disclosing Party or acting on behalf of the Disclosing Party in an authorized manner. Nothing herein shall be construed as granting any property, license or use of rights to any Confidential Information, and Receiving Party shall not make, have made, offer, market, use or sell the Confidential Information or any product or service using, incorporating, relying on, or derived from the Disclosing Party’s Confidential Information except to the extent expressly authorized by the Disclosing Party or an authorized representative of the Disclosing Party. Receiving Party shall not communicate any information to the Disclosing Party in violation of such Party’s confidentiality obligations to a third party, and Receiving Party shall not knowingly communicate any information to the Disclosing Party in violation of the proprietary rights of any third party.  Confidential Information may not be reproduced unless authorized in writing.

3.   Term. The term of this Agreement shall commence upon the Effective Date and survive without termination. At any time, upon the written request of the Disclosing Party, the Receiving Party shall promptly return to the Disclosing Party or destroy all documents and other tangible materials representing or embodying the Disclosing Party’s Confidential Information and all copies thereof, and shall immediately cease any further use thereof. Upon written request, Receiving Party shall furnish a written officer’s certificate attesting to the complete return or destruction of the Disclosing Party’s Confidential Information.

4.   Assignment; Amendments; Waivers. Neither Party may assign, transfer, delegate or sublicense any rights, duties or obligations under this Agreement without the prior written consent of the other Party.  Any and all amendments and waivers of this Agreement must be in writing signed by the Parties hereto.

5.   Notices. All notices required under this Agreement shall be in writing and shall be delivered by personal delivery, electronic mail, facsimile transmission or by certified or registered mail, return receipt requested, and shall be deemed given upon personal delivery, five days after deposit in the mail, or upon acknowledgment of receipt of electronic transmission. Notices shall be sent to the respective address set forth below or to such other address as such Party may specify in writing as delivered to the other Party in the aforementioned manner.  The Receiving Party shall immediately notify the Disclosing Party upon discovery of any loss or unauthorized disclosure of the Disclosing Party’s Confidential Information.

6.   Irreparable Harm. Each Party acknowledges that breach of this Agreement will cause irreparable harm to the Disclosing Party and hereby agrees that the Disclosing Party shall be entitled to seek injunctive relief under this Agreement for such breach or threatened breach, as well as such further relief as may be granted by a court of competent jurisdiction. Neither Party may raise any defense based on adequate remedy at law.

7.   Dispute Resolution; Governing Law. The Parties hereby irrevocably consent to the sole and exclusive jurisdiction of and venue for resolution of disputes by binding arbitration in New York by the Center for International Dispute Resolution of the American Arbitration Association (“AAA”) by a panel of three arbitrators appointed by the AAA upon application made to the AAA by either Party.  Notwithstanding the foregoing, nothing herein shall limit a Party from seeking injunctive relief in a court of competent jurisdiction.  For purposes of enforcement of Arbitration, this Agreement shall be subject to the laws of the state of incorporation without reference to conflicts of law; and for purposes of interpretation of this Agreement by the AAA the jurisdiction of the place of Arbitration shall apply.  The award of arbitration may be entered as judgment in any court of competent jurisdiction.

8.   General. This Agreement is the entire and complete Agreement between the Parties with respect to the subject matter hereof and supersedes any prior or contemporaneous agreements or understandings between the Parties, whether written or oral, and may not be modified in any way unless by means of written addendum, signed and dated by duly authorized representatives of both Parties. If any portion of this Agreement is found to be invalid or unenforceable, the remaining provisions shall remain in effect and the Parties shall immediately begin negotiations to replace any invalid or unenforceable portions that are essential parts of this Agreement. If either Party fails to enforce any right or remedy hereunder, such failure shall not be deemed a waiver of such right or remedy.

THE RECEIVING PARTY WILL NOT TRADE IN THE SECURITIES OF DISCLOSING PARTY OR ANY OTHER PUBLIC COMPANY WITH RESPECT TO CONFIDENTIAL INFORMATION, OR PERMIT OR CAUSE ANY PERSON TO TRADE ANY SECURITIES ON BEHALF OF THE RECEIVING PARTY, DURING ANY PERIOD IN WHICH THE RECEIVING PARTY IS IN POSSESSION OF CONFIDENTIAL INFORMATION OR ANY OTHER MATERIAL NON-PUBLIC INFORMATION CONCERNING THE DISCLOSING PARTY OR ITS SUBSIDIARIES OR AFFILIATES.

In Witness Whereof, the Parties hereto have executed this Agreement on and as of the day and year first above written.

CIG WIRELESS CORP.:                                                                                        Receiving Party:

By:/s/ Paul McGinn                                                                                                  By: CRG Finance AG

Name: Paul McGinn                                                                                                 Name:Seregi Stetsenko

Title:CEO                                                                                                                Title:CEO President

Address: 5 Concourse Parkway, Atlanta GA 30328                                                  Address: 23 Bahnhofstrasse, 6630 Zug, Switzerland